Revolving Credit	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Revolving Credit	Revolving Credit
On August 17, 2020, the Company entered into a credit agreement for a $50 million revolving credit facility (the “Facility”) with an option to increase to $75 million, subject to satisfaction of certain conditions. The Facility is secured by all of the Company’s assets and has an 18-month term, extendable through mutual agreement between Nomad and the lenders. Drawn funds will bear interest at a US base rate or LIBOR (or a successor rate in the event that LIBOR is no longer available) plus applicable margins between 2.25% and 4.25% depending on the Company’s leverage ratio. The Facility is also subject to a standby fee of 0.73125% to 0.95625% depending on the Company's leverage ratio. Deferred financing costs are classified as Other assets and are amortized over the term of the Facility. For the year ended December 31, 2020, amortization of $105,000 was recorded as Finance costs. As at December 31, 2020, no amount was drawn under the Facility.
In connection with the Facility, the Company is subject to certain covenants, including the Company's leverage ratios and certain other non-financial requirements. As at December 31, 2020, the Company is in compliance with all covenants under the Facility.